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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 12, 2000

                           The Liposome Company, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-14887                 222370691
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
 of incorporation)                                              Identification No.)


              One Research Way
            Princeton, New Jersey                            08540
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (609) 452-7060
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Item 5.  Other Events.

     Attached as Exhibits 99.1 and 99.2 are two press releases issued by The Liposome Company, Inc. on April 14, 2000. Attached as Exhibit 99.3 is the proxy statement/prospectus contained in the Registration Statement on Form F-4 filed by Elan Corporation, plc on April 12, 2000, relating to the issuance of Elan securities in the proposed merger of a subsidiary of Elan with Liposome.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits:

     99.1  Press release, dated April 14, 2000, issued by Liposome.
     99.2  Press release, dated April 14, 2000, issued by Liposome.
     99.3  Proxy statement/prospectus.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE LIPOSOME COMPANY, INC.


                                  By: /s/ Lawrence R. Hoffman
                                     ------------------------
                                     Name:  Lawrence R. Hoffman
                                     Title: Vice President, Finance and Chief
                                            Financial Officer

Date:   April 14, 2000
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                                 Exhibit Index
                                 -------------

Exhibit    Description
-------    -----------

99.1       Press release, dated April 14, 2000, issued by Liposome.
99.2       Press release, dated April 14, 2000, issued by Liposome.
99.3       Proxy statement/prospectus.